UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) September 4, 2007

OLD REPUBLIC INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

(312) 346-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

The Board of Directors amended the Company’s By-Laws at it meeting on August 30, 2007, to eliminate any ambiguity concerning the offices of Chairman of the Board and President of the Company.  The By-Laws were further amended to allow the use of uncertificated as well as certificated shares of the Company’s stock.  The Company’s Amended and Restated By-Laws are attached hereto as Exhibit 99.1.

(d)     Exhibits

          99.1    Old Republic International Corporation Amended and Restated By-Laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                OLD REPUBLIC INTERNATIONAL CORPORATION
                Registrant

Date:  September 4, 2007                                                                             By: /s/ Spencer LeRoy III
                       Spencer LeRoy III
                               Senior Vice President, General Counsel and Secretary